Exhibit 3.2.19

[Seal]	ARTICLES OF INCORPORATION	Provided by:	JOSEPH H. HOGSET
	State Form 4159 (RS/11-91)		Secretary of State
	Approved by State Board of Accounts 1992		Corporations Division
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576

799LU0B0698

INSTRUCTIONS:	Use 8 1/2 x 11 inch white paper for inserts.	Indiana Code 23-1-21-2

	Filing requirements – present original and one copy to the address in the upper right corner of this form.	FILING FEE: $90.00

ARTICLES OF INCORPORATION

Indicate the appropriate act

The undersigned, desiring to form a corporation (herein after referred to as “Corporation”) pursuant to the provisions of:

☐ Indiana Business Corporation Law	☐ Indiana Professional Corporation Ac 1983

As amended, executes the following Articles of Incorporation:

ARTICLE I – NAME

Name of Corporation

EAST INDIANA TREATMENT CENTER, INC.

(the name must contain the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation of one of these words.)

ARTICLE II – REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:

Name of Registered Agent

Corporation Service Company

Address of Registered Office (street or building) Suite 175, 9795 Crosspoint Bouldevard	City Indianapolis	Indiana	ZIP code 46256

Principal Office: the post office address of the principal office of the Corporation is:

Post office address	City	State	ZIP code

ARTICLE III – AUTHORIZED SHARES

Number of shares: 1,000 shares of common stock with no par value.

                          If there is more than one class of shares, shares with rights and preferences, list such information on “Exhibit A.”

ARTICLE IV – INCORPORATORS

[the name(s) and address(es) of the incorporators of the corporation]

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE

Lamont W. Jones	1013 Centre Road	Wilmington	DE	19805

In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.

This 3rd day of August, 1994.

Signature	Printed name

/s/ Lamont W. Jones	Lamont W. Jones

Signature	Printed name

Signature	Printed name

This instrument was prepared by: (name) Lamont W. Jones

Address (number, street, city and state) 1013 Centre Road, Wilmington, DE	ZIP code 19805

[Seal]	NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5/4-95) [Stamp]	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts.	Indiana Code 23-1-24-2 (for profit corporation)
	Present original and two (2) copies to address in upper right corner of this form.	Indiana Code 23-17-6-2 (non-profit corporation) NO FILING FEE
Please TYPE or PRINT.

Name of corporation East Indiana Treatment Center Inc.	Date of Incorporation August 8, 1994

Current registered office address (number and street, city, state, ZIP code)

Suite 175, 9795 Crosspoint Blvd. Indianapolis, IN 46256

New registered office address (number and street, city, state, ZIP code)

816 Rudolph Way Lawrenceburg, IN 47025

Current registered agent (type or print name)

Corporation Service Company

New registered agent (type or print name)

Reeve Sams

STATEMENTS BY REGISTERED AGENT OR CORPORATION

This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.

The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

This was originally incorporated by Corporate Agents, Inc. – so, I signed below.

IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 13th day of June, 1995.

Signature	Title

/s/ Patricia Lewin for East Indiana Treatment Center, Inc.	/s/ Patricia Lewin, President

East Indiana Treatment Center, Inc.

816 Rudolph Way

Lawrenceburg, IN 47025

812-537-1668 Fax 812-537-1625

8-2-99

Secretary of State Att. Sue Anne Gilroy

I was advised to change President’s address, request must be done in writing.

Please change President address to:

Patricia Lewin, PO Box 280, St. Helena, SC 29920

Also enclosed is form for changing registered Agent.

Thank you,

/s/ Patricia Lewin

[Seal]	NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5/4-95)	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

[Stamp]

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts.	Indiana Code 23-1-24-2 (for profit corporation)
	Present original and two (2) copies to address in upper right corner of this form. Please TYPE or PRINT.	Indiana Code 23-17-6-2 (non-profit corporation) NO FILING FEE

Name of corporation East Indiana Treatment Center Inc.	Date of Incorporation 08/08/94

Current registered office address (number and street, city, state, ZIP code)

Reeve Sams 816 Rudolph Way Lawrenceburg IN 47205

New registered office address (number and street, city, state, ZIP code)

Timothy Bohman 816 Rudolph Way Lawrenceburg, IN 47205

Current registered agent (type or print name)

Reeve Sams

New registered agent (type or print name)

Timothy Bohman

STATEMENTS BY REGISTERED AGENT OR CORPORATION

This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.

The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 2nd day of August, 1999.

Signature	Title

/s/ Patricia Lewin	President